EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Flexsteel Industries, Inc. on Form S-8 of our reports dated August 11, 1995 appearing in and incorporated by reference in the Annual Report on Form 10-K of Flexsteel Industries, Inc. for the year ended June 30, 1995.

                              /s/ Deloitte & Touche L.L.P.
                              Deloitte & Touche L.L.P.

Minneapolis, Minnesota
February 29, 1996